UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                           --------------------
                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report: January 8, 2004


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)



         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)



                733 Third Avenue, New York, New York 10017
                 (Address of principal executive offices)
                                (Zip Code)



                              (212) 599-8000
           (Registrant's telephone number, including area code)

Item 9.  REGULATION FD DISCLOSURE
         ------------------------

     On January 8, 2004, an analyst reported that a member of management of Financial Federal Corporation (the "Company") made a statement that business activity "picked-up" at the end of the month in December 2003. Although management does not believe this information to be material, this statement could potentially be deemed to be material. The Company's business activity at the end of the month in December 2003 may not be indicative of future performance including the Company's performance for the quarter ending January 31, 2004. As a precaution, the Company is filing this Current Report on Form 8-K to avoid any appearance of selective disclosure.

     The information contained herein is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


January 8, 2004
---------------
(Date)